SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                         Park Communications, Inc.
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              		(Name of Registrant as Specified In Its Charter)

                         Park Communications, Inc.
                -----------------------------------------------
           		   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: {1}

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     4) Proposed maximum aggregate value of transaction:

        ----------------------------------------------------------------------

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
               $125
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     2)  Form, Schedule or Registration Statement No.:
               Definitive Schedule 14A
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     3)  Filing Party:
               Park Communications, Inc.
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     4)  Date Filed:
               March 31, 1994
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      {1} Set forth the amount on which the filing fee is calculated and state
	  how it was determined.

                                      PARK
                              COMMUNICATIONS, INC.
                                  TERRACE HILL
                                  P.O. BOX 550
                                ITHACA, NY 14851
                              PHONE (607) 272-9020



April 7, 1994




Dear Stockholder:

     As indicated in the enclosed proxy materials, the Company's Annual Meeting of Stockholders will be held on May 3, 1994, at 9:15 a.m. in the East Trianon Suite on the second floor of The Carlyle, 35 East 76th Street, New York, New York.

     The meeting was originally scheduled for April 14, 1994. However, in light of recent events (described more fully in the attached proxy materials), the meeting was postponed until May 3rd in order to provide you with more time to review the enclosed information prior to the meeting.

     As a result of the changed date of the meeting, shareholders of record as of the close of business on April 4, 1994, not February 16, 1994 (as disclosed in the attached notice, proxy statement and proxy card), will be eligible to vote at the Annual Stockholders' Meeting.

     As of April 4, 1994, there were approximately 20,714,814 shares of Common Stock issued and outstanding; the records of the Company's transfer agent
indicate that such shares were held by    holders of record.  In addition,
please note that the beneficial ownership of the Company's Common Stock disclosed on pages 4 and 5 of the proxy statement is calculated as of February 1, 1994, not as of the record date.

     We look forward to seeing you at the meeting.



     /s/Dorothy D. Park                           /s/Wright M. Thomas

     Dorothy D. Park                              Wright M. Thomas
     Chairman of the Board                        President